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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2005
                                (April 13, 2005)


                           COMMUNITY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                     0-16461                      63-0868361
-------------------          ----------------           -----------------------
  State or Other               (Commission                    (IRS Employer
  Jurisdiction of              File Number)               Identification No.)
  Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
             -----------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
                             ----------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01 REGULATION FD DISCLOSURE

         On April 13, 2005, Community Bancshares, Inc. (the "Company") issued a press release (the "Press Release") announcing its results of operations for the first quarter of 2005. Pursuant to General Instruction F to Form 8-K, the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMMUNITY BANCSHARES, INC.



                                         /s/ Patrick M. Frawley
                                         --------------------------------------
                                         Patrick M. Frawley
                                         Chairman, Chief Executive Officer and
                                         President

Date: April 13, 2005


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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release, dated April 13, 2005, of Community
                           Bancshares, Inc.